UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

        DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): May 14, 2007


                         LOCATEPLUS HOLDINGS CORPORATION
             (Exact name of registrant as specified in its charter)

                                    000-49957
                            (Commission File Number)

             DELAWARE                                 04-3332304
  (State or other jurisdiction of          (I.R.S. Employer Identification No.)
         incorporation)


                          100 CUMMINGS PARK, SUITE 235M
                                BEVERLY, MA 01915
             (Address of principal executive offices, with zip code)

                                 (978) 921-2727
              (Registrant's telephone number, including area code)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[  ]  Written  communications  pursuant  to Rule 425 under the Securities Act
      (17 CFR 230.425)
[  ]  Soliciting  material  pursuant  to  Rule  14a-12 under the Exchange Act
      (17 CFR 240.14a-12)
[  ]  Pre-commencement  communications  pursuant  to Rule 14d-2(b) under the
      Exchange Act  (17  CFR  240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 3.01 NOTICE OF DELISTING OR FAILURE TO SATISFY A CONTINUED LISTING RULE OR STANDARD; TRANSFER OF LISTING.

     On datelstransMonth5Day14Year2007May 14, 2007 the registrant received notice from the Over the Counter Bulletin Board (OTCBB) facility of the National association of Securities Dealers that, after a review hearing in accordance with NASD Rule 6530(e), the OTCBB has determined that the registrant's securities are no longer eligible for quotation on the OTCBB for a period of one year since the registrant has been delinquent in its filings three times in the last 24 months. According to the Rule, in order to be listed on again on the OTCBB would require the Company to be current in its reporting for 12 months.

     The registrant's securities will continue to be quoted in the "Pink Sheets" under the trading symbol LPHC. The registrant is seeking a review of this decision.





SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LOCATEPLUS HOLDINGS CORPORATION

By /s/ James C. Fields

James C. Fields
Interim Chief executive Officer and
Acting Chief Financial Officer
Date: May 15, 2007